EXHIBIT 10.27

                     AMENDMENT TO COMVEST COMMITMENT WARRANT

         This AMENDMENT (the "Amendment") to the Commitment Warrant to Purchase 118,151 Shares (Subject to Adjustment) of Common Stock dated as of May 16, 2001 (the "Warrant") issued to ComVest Venture Partners, L.P. (the "Holder") by Notify Technology Corporation, a California corporation (the "Company"), is made and entered into as of September 12, 2006. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Warrant.

                                    RECITALS

                  A. The Company has been required to record certain accounting charges as a result of provisions in Section 10 of the Warrant, and the Company has requested that the Holder agree to amend the Warrant in accordance with Section 12 thereof to modify the provisions resulting in the requirement that the Company recognize such accounting charges.

                  B. The Holder believes that the Amendment is in the best interests of the Company, the Holder, and other holders of the Company's outstanding securities and therefore has agreed to amend the Warrant as set forth herein.

                  C. Pursuant to Section 12 of the Warrant, the Warrant may be amended with the express written consent of the Company and holders of not less than fifty (50%) of the then-outstanding Warrants (as defined in the Warrant), and the Holder holds all the outstanding Warrants (as defined in the Warrant).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

         1. Amendment to Section 10. Section 10 of the Warrant is hereby amended to add the following as a new Section 10(c):

         "(c)     Notwithstanding any contrary provision of this Warrant or this
         Section 10, the maximum number of additional Warrant Shares subject to issuance as a result of penalties upon one or more defaults described in this Section 10 shall equal that number of additional Warrant Shares determined if the Company remained, with respect to its first default, in such default for five consecutive thirty (30) day periods. For purposes of calculating such aggregate maximum, the Warrant shall be aggregated with the outstanding warrants to acquire shares of the Company's Common Stock issued to purchasers of the Company's Series A Preferred Stock in July 2001 and the warrants issuable upon exercise of the Unit Purchase Options issued to such purchasers, all of which warrants contain comparable provisions to this Section 10 and all of which shall be deemed one warrant for purposes of any calculation pursuant hereto."

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         2.       Continuing Agreement. Except as specifically amended hereby, all of the terms of the Warrants shall remain and continue in full force and effect and are hereby confirmed in all respects.

         3. Authority; Severability. The Company and the Holder each warrants that the person(s) signing below is/are authorized to sign this Amendment on its behalf and to bind it to the terms of this Amendment. Should any provision of this Amendment be held by a court of competent jurisdiction to be invalid or illegal, such invalidity or illegality shall not invalidate the whole of this Amendment, but rather the Amendment shall be construed as if it did not contain the invalid or illegal part, and the rights and obligations of the parties shall be construed and enforced accordingly.

         4. Counterparts. This Amendment may be executed in counterparts and the signature pages may be combined to create a document binding on all of the parties hereto.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California, without regard to the choice of law provisions thereof.

                  (Remainder of Page Intentionally Left Blank)

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         IN WITNESS WHEREOF, the Company and the undersigned have caused their duly authorized representatives to execute this Amendment to the ComVest Commitment Warrant as of the date first written above.

"COMPANY"                             NOTIFY TECHNOLOGY CORPORATION
                                      a California corporation


                                      By:    /s/  Paul F. DePond
                                             -----------------------------------
                                             Paul F. DePond
                                             President & Chief Executive Officer

"HOLDER"                              COMVEST VENTURE PARTNERS, L.P.


                                      By:    /s/  Inder Tallur
                                             -----------------------------------
                                      Name:  Inder Tallur
                                      Title: Partner

                (Signature page to Notify Technology Corporation
                    Amendment to ComVest Commitment Warrant)